EXHIBIT 10.10


         AMENDMENT NO. 2 made as of the 30th day of December, 2003 to the Stock Purchase Agreement dated as of May 14, 2001, as amended, by and among THE SAGEMARK COMPANIES LTD., PAMELS CORP., JOHN M. DONALDSON REVOCABLE TRUST, TARA CAPITAL, INC., BOCARA CORPORATION, MERCURY CAPITAL CORP., PREMIER P.E.T. IMAGING INTERNATIONAL, INC. and PREMIER CYCLOTRON INTERNATIONAL CORP. (the "Stock Purchase Agreement").

         WHEREAS, the entities designated as the Selling Stockholders under the Stock Purchase Agreement have agreed to reduce the number of Additional Sagemark Shares which such persons and entities are entitled to receive thereunder, in order to enhance the ability of The Sagemark Companies Ltd. (the "Company") to obtain additional capital, all on and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the parties hereto do hereby agree as follows:

         1. Incorporation by Reference. The terms and provisions of the Stock Purchase Agreement are incorporated herein by reference thereto. All capitalized terms which are used, but not defined herein, shall have the meanings ascribed to them in the Stock Purchase Agreement.

         2. Reduction of Additional Sagemark Shares. On the Effective Date (as defined in Section 3 hereof), and subject to the fulfillment of the condition set forth in Section 3 hereof, Section 1.2(b) of the Stock Purchase Agreement will be deleted and the Selling Stockholders hereby agree, at such time, to accept a total of 1,415,000 Additional Sagemark Shares in lieu of the maximum of 1,917,000 Additional Sagemark Shares which they are currently entitled to receive under said Section. The Selling Stockholders hereby agree that the 1,415,000 Additional Sagemark Shares shall be allocated as follows:

         Name                                   No of Additional Sagemark Shares
         ----                                   --------------------------------

         Pamels Corp.                                      400,000
         John M. Donaldson Revocable Trust                 140,000
         Tara Capital, Inc.                                275,000
         Bocara Corporation                                525,000
         Mercury Capital Corp.                              75,000

                  Promptly following the Effective Date, the Company will issue the Additional Sagemark Shares to each of the entities set forth above in this
Section 2. The Company's obligation to issue the Additional Sagemark Shares, as aforesaid, is subject to each of such entities signing and delivering to the Company any investment letter or other instrument required by the Company's counsel to comply with the applicable provisions of the Securities Act of 1933, as amended, and applicable state securities laws.

         3. Effective Date. Premier P.E.T. Imaging International, Inc. ("Premier"), the Company's wholly owned subsidiary, is establishing a positron emission tomography diagnostic imaging center in Queens, New York (the "Queens PET Center"). The Queens PET Center requires $350,000 in working capital (the "Working Capital"). The agreement of the Selling Stockholders set forth in
Section 2 above is subject to and conditioned upon the receipt by P.E.T. Management of Queens LLC (the entity formed by Premier to establish the Queens PET Center) of the Working Capital. The date on which P.E.T. Management of Queens, LLC receives the Working Capital is referred to herein as the "Effective Date". In the event that the Effective Date does not occur by February 29, 2004, any of the Selling Stockholders may provide notice to the Company whereupon this Amendment No. 2 to the Stock Purchase Agreement will be null and void and have no further legal force or effect.

         4. Redemption. Section 7.1 of the Stock Purchase Agreement will, upon the Effective Date, automatically be deleted from the Stock Purchase Agreement and will be of no further legal force or effect.

         5. Authorization. Each of the parties hereto hereby represents and warrants to the others that this Agreement has been duly authorized by it and is its valid and legally binding obligation.

         6. Inconsistencies. Except as specifically provided in this Amendment, none of the other terms or conditions of the Stock Purchase Agreement are being modified or amended, and the Stock Purchase Agreement will remain in full force and effect in accordance with its terms. To the extent that there is any inconsistency between the terms of this Amendment and the terms of the Stock Purchase Agreement, the terms of this Amendment shall control.

         7. Miscellaneous. This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first written.

WITNESS:                               THE SAGEMARK COMPANIES LTD.

/s/ SANDRA GORMAN                      By: /s/ THEODORE B. SHAPIRO
-----------------------------              -------------------------------------
                                           Theodore B. Shapiro,
                                           Chief Executive Officer

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

WITNESS:                               PAMELS CORP.

/s/ SANDRA GORMAN                      By: /s/ STEPHEN A. SCHULMAN
-----------------------------              -------------------------------------
                                           Stephen A. Schulman, President


WITNESS:                               JOHN M. DONALDSON REVOCABLE TRUST

/s/ SANDRA GORMAN                      By: /s/ JOHN M. DONALDSON
-----------------------------              -------------------------------------
                                           John M. Donaldson, Trustee


WITNESS:                               TARA CAPITAL, INC.

/s/ SANDRA GORMAN                      By: /s/ THEODORE B. SHAPIRO
-----------------------------              -------------------------------------
                                           Theodore B. Shapiro, President


WITNESS:                               BOCARA CORPORATION

/s/ CARMEN LANZA                       By: /s/ ROBERT L. BLESSEY
-----------------------------              -------------------------------------
                                           Robert L. Blessey, President


WITNESS:                               MERCURY CAPITAL CORP.

/s/ JASON LYON                         By: /s/ ROBERT MCFARLAND
-----------------------------              -------------------------------------
                                           Dr. Robert McFarland, President


WITNESS:                               PREMIER P.E.T. IMAGING INTERNATIONAL,
                                       INC.

/s/ SANDRA GORMAN                      By: /s/ STEPHEN A. SCHULMAN
-----------------------------              -------------------------------------
                                           Dr. Stephen A. Schulman, President


WITNESS:                               PREMIER CYCLOTRON INTERNATIONAL
                                       CORP.

/s/ SANDRA GORMAN                      By  /s/ STEPHEN A. SCHULMAN
-----------------------------              -------------------------------------
                                           Dr. Stephen A. Schulman, President

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